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Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust 1995-1
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                                                   Sum of 1/16/96 - 12/16
                                                     Distribution Dates




Ending Pool Principal Balance                           3,384,560,372.07
Series 1995-1 Participation Invested Amount               761,248,368.97
Seller Amount                                             938,413,608.19
Remittances on the Participation                          244,607,907.96
Optimum Monthly Principal                                 185,399,631.03
Accelerated Principal Payment                               2,145,829.06

Ending Class A Note Security Balance                      508,693,373.24
Ending Class B Note Security Balance                      172,196,000.00
Ending Certificate Security Balance                        30,304,000.00
Ending Overcollateralization Amount                        50,054,995.73

Ending Class A Adjusted Balance                           508,693,373.24
Ending Class B Adjusted Balance                           172,196,000.00
Ending Certficate  Adjusted Balance                        30,304,000.00
Ending Overcollateralization Amount                        50,054,995.73

Class A Interest Paid                                      35,493,374.91
Class B Interest Paid                                      10,732,915.65
Certificate Yield Paid                                      2,013,955.22

Class A Unpaid Interest                                             0.00
Class B Unpaid Interest                                             0.00
Cetificate Unpaid Yield                                             0.00

Class A Principal Paid                                    187,545,460.10
Class B Principal Paid                                              0.00
Certificate  Principal Paid                                         0.00
OC Principal Paid                                                   0.00

 Total Charge-Offs:                                                 0.00

Interest paid per $1,000 Class A                                   47.32
Principal paid per $1,000 Class A                                 250.06
Interest paid per $1,000 Class B                                   62.33
Interest paid per $1,000 Class B                                    0.00
Yield Paid per $1000 Certificate                                   66.46
Principal Paid per $1000 Certificate                                0.00